                                                                     Exhibit 4.1


TYPE:  EX-4.1
SEQUENCE:  3
DESCRIPTION:  SPECIMEN STOCK CERTIFICATE

COMMON STOCK                         AEGEAN                       COMMON STOCK
   NUMBER                              SEA                           SHARES




              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                          SEE REVERSE FOR CERTAIN
                          DEFINITIONS AND A STATEMENT
                          AS TO THE RIGHTS, REFERENCES,
                          PRIVILEGES AND RESTRICTIONS
                          ON SHARES

THIS CERTIFIES THAT                                         CUSIP 00760U  10 3

                            [BACKGROUND ILLUSTRATION]

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.001 PAR VALUE, OF

                                 AEGEAN SEA INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and Registrar.

     WITNESS this facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED

/s/ Samuel F. Saracino                               /s/ Stephen F. Thornton
    ------------------                                   --------------------
    SECRETARY                                            PRESIDENT

     [CORPORATE SEAL OF
     AEGEAN SEA INC.
     MAR. 07, 2000
     *DELAWARE*]

COUNTERSIGNED AND REGISTERED:
CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
TRANSFER AGENT AND REGISTRAR

By __________________________
      AUTHORIZED SIGNATURE

AEGEAN SEA INC.

     This certificate evidences shares of Common Stock of the corporation. Other classes of shares of the corporation are or may in the future be authorized, and those classes may consist of one or more series of shares, each with different rights, preferences and limitations. The corporation will furnish any shareholder, upon request and without charge, a full statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

     The following abbreviations, when used in the inscription of the face of this certificate, shall be construed and though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common                UNIF GIFT MIN ACT -- __________Custodian _______
TEN ENT -- as tenants by the entireties                               (Cust)            (Minor)
JT TEN  -- as joint tenants with right of                           under Uniform Gifts to Minors
           survivorship and not as tenants                          Act______________________
           in common                                                         (State)

     Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, _______________________ hereby sell, assign and transfer unto

     PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE

__________________________________________________

__________________________________________________

_______________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

________________________________________________________________________ Shares

_______________________________________________________________________________
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ___________________

                                  x________________________________
                          NOTICE: THE SIGNATURE TO THIS
                                  ASSIGNMENT MUST CORRESPOND

                                  WITH THE NAME AS WRITTEN UPON
                                  THE FACE OF THE CERTIFICATE IN
                                  EVERY PARTICULAR, WITHOUT
                                  ALTERATION OR ENLARGEMENT OR
                                  ANY CHANGE WHATEVER

Signature(s) Guaranteed

By ___________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM), PURSUANT
TO S.E.C. RULE 17Ad-15